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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                              _______________


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  February 4, 1998


                             Tyson Foods, Inc.
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                (Exact Name of Registration as Specified in Charter)


  Delaware                           0-3400                    71-0225165
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(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
   of Incorporation)                                   Identification No.)


            2210 West Oaklawn Drive, Springdale, Arkansas 72762
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       (Address of Principal Executive Offices)          (Zip Code)


     Registrant's telephone number, including area code (501) 290-4000


                              Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)




















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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

c)   Exhibits

     The exhibits listed in the accompanying Index to Exhibits relate to the registration statement (No. 33-58177), as amended and supplemented (the "Registration statement"), on Form S-3 of Tyson Foods, Inc. (the "Company") and are filed herewith for incorporation by reference in such Registration Statement.

                    Index to Exhibits

Exhibit No.              Description of Document

  4.1 Remarketing Agreement dated January 28, 1998 between the Company and Merrill Lynch, Pierce, Fenner & Smith,
      Incorporated relating to $100 million of the Company's 6.08% Mandatory Par Put Remarketed Securities*

  4.2 Remarketing Agreement dated January 28, 1998 between the Company and Merrill, Lynch, Pierce, Fenner & Smith, Incorporated relating to $50 million of the Company's Floating Rate Mandatory Par Put Remarketed Securities*

* "Mandatory Par Put Remarketed Securities" is a service mark owned by Merrill Lynch & Co., Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

By:  /s/ Wayne Britt
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Wayne Britt
Chief Financial Officer


February 4, 1998
















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